Restructuring plan	12 Months Ended
Dec. 31, 2015
Restructuring And Related Activities
Restructuring Plan

Note 6 – Restructuring plan

As discussed in Note 4, in connection with the sale of the operations of the California, Illinois and Central Florida regions, the Corporation has relocated certain back office operations, previously conducted in these regions, to Puerto Rico and New York. The Corporation has undertaken a restructuring plan (the “PCB Restructuring Plan”) to eliminate and re-locate employment positions, terminate contracts and incur other costs associated with moving the operations to Puerto Rico and New York. The Corporation has incurred restructuring charges of approximately $45.1 million, of which approximately $26.7 million were incurred during 2014 and $18.4 million during 2015. As of December 31, 2015, the restructuring related to the U.S. operations has been substantially completed. The Corporation does not anticipate any significant restructuring expenses to be incurred prospectively.

The following table details the expenses recorded by the Corporation that were associated with the PCB Restructuring Plan:

	Years ended December 31,
(In thousands)	2015	2014
Personnel costs	$12,937	$17,516
Net occupancy expenses	3,476	3,905
Equipment expenses	247	457
Professional fees	724	3,133
Other operating expenses	1,028	1,714
Total restructuring costs	$18,412	$26,725

The following table presents the activity in the reserve for the restructuring costs associated with the PCB Restructuring Plan:

(In thousands)	2015	2014
Beginning balance	$13,536	$-
Charges expensed during the period	7,840	14,785
Payments made during the period	(20,756)	(1,249)
Ending balance	$620	$13,536